Exhibit 99.2

0 October 28, 2015

Forward Looking Statements

This presentation contains statements which may be forward looking within the meaning of applicable securities laws. The statements include the expected completion of the acquisition of Diamond Foods, Inc., the time frame in which the acquisition will occur, and the expected benefits to Snyder's-Lance from completing the acquisition. The statements are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include, among other things, the possibility that stockholder approval may not be obtained or that regulatory approval of the proposed acquisition or that other conditions to the closing of the merger may not be satisfied, the potential impact on the business of Snyder's Lance or Diamond Foods due to the announcement of the transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, difficulties with the successful integration and realization of the anticipated benefits from the proposed acquisition, the ability of Snyder's-Lance to achieve its strategic initiatives, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the "Risk Factors" sections of Diamond Foods' and Snyder's-Lance's most recent Annual Report on Form 10-K or Quarterly Reports on Form 10Q. Except as required by law, neither Snyder's-Lance nor Diamond Foods undertakes any obligation to update or revise publicly any forward-looking statement as a result of new information, future developments or otherwise.

This presentation also includes projections regarding future revenues, earnings and other results which are based upon Snyder's-Lance's current expectations and assumptions, which are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include general economic conditions; volatility in the price or availability of inputs, including raw materials, packaging, energy and labor; price competition and industry consolidation; changes in our top retail customer relationships; failure to successfully integrate acquisitions; loss of key personnel; failure to execute and accomplish our strategy; concerns with the safety and quality of certain food products or ingredients; adulterated, misbranded or mislabeled products or product recalls; disruption of our supply chain or information technology systems; improper use of social media; changes in consumer preferences and tastes or inability to innovate or market our products effectively; reliance on distribution through a significant number of independent business owners; protection of our trademarks and other intellectual property rights; impairment in the carrying value of goodwill or other intangible assets; new regulations or legislation; interest and foreign currency exchange rate volatility and the interests of a few individuals who control a significant portion of our outstanding shares of common stock may conflict with those of other stockholders, which have been discussed in greater detail in the most recent Form 10-K and other reports filed by Snyder's Lance with the Securities and Exchange Commission.

Snyder's Lance

Diamond

1

2 2 We are excited to announce the powerful combination of two innovative, on - trend snacking platforms $0.9 billion in revenue $1.7 billion in revenue

3 3 This transformational combination will leverage a strong branded portfolio with complementary assets and capabilities National snack brands supported by DSD, Direct sales, and innovation capabilities National snack brands with international distribution and strong “better - for - you” capabilities □ Pure play snacking company with strong, growing brands □ Balance of mainstream and “better - for - you” products that align with consumer trends □ Strength in traditional grocery, mass and convenience channels □ Coast - to - coast DSD distribution system with 3,000+ IBO routes □ Direct sales team with relationships in Deli and alternative channels (e.g. Club, Dollar) □ Nationally recognized snacking and culinary brands □ Significant “better - for - you” product knowledge and R&D capabilities □ Strength in natural channels / club and better - for - you supermarket sections □ International presence with Kettle Brand in the U.K. and Western Europe □ Utilizes direct distribution and 3 rd party distributors to deliver products nationwide

4 4 Transaction Details • Cash and stock offer to acquire Diamond Foods for $40.46 (1) per share (based on Snyder’s - Lance closing price as of October 27 th ) • Offer consists of 0.775x Snyder’s - Lance shares (which pay an annual dividend of $0.64 per share) and $12.50 in cash per Diamond share • Snyder’s - Lance existing shareholders will own 74% of the company and Diamond shareholders will own 26% following completion of the transaction (2) • Investment grade capital structure for long - term sustainability • Refinance existing Diamond debt at investment grade rates • Issue new term loans to fund the cash payment • Leverage Ratio of 4.3x EBITDA on Day 1 ( pre - synergies) • Deleverages quickly to less than 3.0x EBITDA by 2017 1) Based on LNCE closing price of $36.08 as of close on October 27 th 2) Approximately based on the most recently released basic and diluted share counts for each company Capital Structure Financially compelling transaction that will create significant shareholder value

5 5 • Transaction value of $ 1.91 billion (1) , including ~$640 million of Diamond Foods debt • Multiple of 15.7x FY 2015 EBITDA without synergies and 9.5x FY 2015 EBITDA with synergies • Estimated $75 million in annual cost savings , of which $ 10 million will be re - invested in the business to achieve the combined company’s growth plans • Expected to be accretive to Snyder’s - Lance EPS in Year 1 (20% - 30% accretive once synergies are fully realized) • Existing NOLs will transfer and provide a ~$110M present value Transaction Value Value Creation Financially compelling transaction that will create significant shareholder value , continued 1) Based on LNCE closing price of $36.08 as of close on October 27 th on basic shares outstanding

6 6 The transaction has a strong strategic rationale Scale in purchasing & logistics – to drive synergies Reach with retailers across natural & traditional channels – to unlock growth International expansion opportunities – to unlock growth Scale in administration & manufacturing – to drive synergies Expanded “better - for - you” capabilities – to power innovation and unlock growth

7 7 Synergies will drive sustainable margin expansion and significant shareholder value creation Shipping & Distribution $75M annual synergies expected 50% realized in 2016 Full synergies realized in 2017 $10M reinvested into business • Optimize freight lane costs • Unlock warehouse efficiencies • Lower reliance on LTL shipments Procurement • Leverage volume to create value • Collaborate deeply with suppliers • Combine best practices Administration & Manufacturing • Combine best practices & systems • Streamline back - office operations • Improve productivity

8 8 We will have a national manufacturing & distribution network that will help us realize cost synergies and leverage new scale Manufacturing Facility

9 9 We believe the combination of our “better - for - you” offerings will drive significant revenue synergies + This combination will give us a powerful “better - for - you ” snack portfolio … Non - GMO and all - natural Converting to Non - GMO and Protein Organic and Non - GMO Gluten - free and all - natural Gluten - free Whole Grain and Protein … that will open up significant revenue synergy potential Food Service Serve the >$1B category with a broad portfolio of “BFY” snacks Multipack Offer retailers a multipack with “BFY” brands consumers want E - commerce Deliver an “at scale” snack offering to consumer through this fast growth channel International Expansion Expand Snyder’s - Lance brands to Western Europe through Kettle’s existing distribution and infrastructure Natural Channel Leverage “BFY” scale and influence to expand reach in natural retailers

10 10 This powerful combination will drive significant shareholder value $2.6 billion in sales $75 million in synergies Significant EPS accretion Expanded revenue opportunities Favorable Financing Structure

11 11 We expect to close the transaction in early 2016, subject to: » Snyder’s - Lance and Diamond shareholder approvals » Customary closing conditions including regulatory approvals Next Steps on Diamond Acquisition

12 Third Quarter - 2015 October 28, 2015

13 In Q3 we had several notable successes • We gained share in all of our core brands • We delivered 4 .7% year - over - year growth across our brands » Cape Cod ® chips continue to benefit from western expansion and continued strength in existing markets » Snyder’s of Hanover ® continues to grow and out pace its peers » Late July ® continues to leverage our DSD network to expand distribution and fuel its growth » Snack Factory® Pretzel Crisps ® continues to leverage strong deli relationships to drive incremental growth » Lance ® sandwich crackers is benefiting from its repositioning and new distribution 3 rd Quarter Successes

14 Although we grew sales, our growth was not as fast as we expected due to challenging market conditions • Consolidations within key retailers temporarily impacted our ability to drive consumer promotions and store level activity • Changing merchandising strategy and expectations in the mass merchandiser channel disrupted retail execution • Clean store policies limited our ability to sell in incremental displays during the critical back - to - school selling season • Modest declines within our non - branded business Revenue Challenges

15 We remain committed to expanding our margins and have undertaken a sustainable margin improvement plan • On our last call, we discussed our intention to reach a 10 % operating income run rate • We made significant progress in Q3 toward realizing this goal with our “Drive for 10” initiative which we expect to result from cost savings, productivity and increased sales volume • The program is a company wide, cross functional effort , led by senior leaders and staffed with some of our most talented associates • Our performance in 2016 will be supported by margin improvements enabled by this effort “Drive for 10” Program Highlights

16 Rick Puckett EVP, CFO & CAO

Third Quarter 2015 Net Revenue $ in Millions (Unaudited) Note: $2.3 million of Partner brand revenue and $1.2 million of Other revenue have been reclassified to Branded in the prior year in order to ensure consistent presentation of Late July® revenue. Q3 2015 Branded 289.7$ 12.9$ 4.7% Partner brand 84.2 (2.0) -2.4% Other 42.9 (3.4) -7.3% Net revenue 416.8$ 7.5$ 1.8% 2015 vs. 2014

Nine Months 2015 Net Revenue $ in Millions (Unaudited) Note: Prior year revenue excludes $124.3 million of revenue from discontinued operations to ensure comparable presentation. In addition, $7.2 million of Partner brand revenue and $3.2 million of Other revenue have been reclassified to Branded in the prior year in order to ensure consistent presentation of Late July® revenue. Nine Months 2015 Branded 866.0$ 48.1$ 5.9% Partner brand 256.5 5.3 2.1% Other 128.0 15.2 13.5% Net revenue 1,250.5$ 68.6$ 5.8% 2015 vs. 2014

Key financial statistics for our third quarter (Unaudited) * Operating income percentage is a non - GAAP measure. For a corresponding reconciliation of operating income percentage to the most comparable GAAP measure, see the reconciliation of non - GAAP measures in the Appendix. ** Excludes special items for both years and results from discontinued operations for Q3 2014. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non - GAAP measures in the Appendix. Q3 2015** Q3 2014** Gross Margin % 34.2% 35.0% Operating Income % * 7.0% 6.8% Tax Rate 30.6% 33.1% Diluted EPS 0.26$ 0.23$

Key financial statistics for our first nine months (Unaudited) * Operating income percentage is a non - GAAP measure. For a corresponding reconciliation of operating income percentage to the most comparable GAAP measure, see the reconciliation of non - GAAP measures in the Appendix . ** Excludes special items for both years and results from discontinued operations for the first nine months of 2014. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non - GAAP measures in the Appendix. Nine Months 2015** Nine Months 2014** Gross Margin % 34.7% 35.7% Operating Income % * 6.5% 6.3% Tax Rate 33.9% 32.3% Diluted EPS 0.70$ 0.62$

Our free cash flow (trailing 12 months) $ in Millions (Unaudited) * Taxes paid in the fourth quarter of 2014 for the gain on the sale of Private Brands of $38.4 million were excluded from our calculation of 2015 free cash flow as this operating cash outflow was generated by a non - recurring transaction. In addition, $89.0 million of taxes paid for the gain on the sale of Private Brands in the third quarter of 2014 were excluded from the calculation of 2014 free cash flow. 2015 2014 Adjusted cash flow from operating activities * 147.3$ 153.8$ Net capital expenditures (56.1) (65.0) Adjusted free cash flow 91.2$ 88.8$

2015 Full Year Estimates Net Revenue ($ billions) Diluted Earnings Per Share Capital Spending ($millions) $1.68 to $1.70 $1.07 to $1.12 $56 to $58

2016 Full Year Estimates Net Revenue Growth Diluted Earnings Per Share Capital Spending ($millions) 3% - 5% $1.35 to $1.42 $50 to $55

24 24 Questions & Answers

25 25 Appendix

Reconciliation of Non - GAAP Measures This presentation includes certain measures not derived in accordance with generally accepted accounting principles (“GAAP”) . Such measures should not be considered substitutes for any measures derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies . Reconciliation of these non - GAAP financial measures to the most nearly comparable GAAP measures, if applicable, is presented on the slides that follow . The Company believes these non - GAAP financial measures provide useful information to investors as the measures emphasize core on - going operations and are helpful in comparing past and present operating results . The Company uses these measures to evaluate past performance and prospects for future performance . The presentation of non - GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP .

Reconciliation of Non - GAAP Measures: 2015 Special Items in Millions, except EPS (Unaudited) Including Special Excluding Including Special Excluding Special Items Items Special Items Special Items Items Special Items Net revenue 416.8$ -$ 416.8$ 1,250.5$ -$ 1,250.5$ Cost of sales 274.3 - 274.3 817.2 - 817.2 Gross margin 142.5 - 142.5 433.3 - 433.3 Gross margin % 34.2% 34.2% 34.7% 34.7% SG&A 114.8 1.7 113.1 355.8 3.4 352.4 Settlements of certain litigation 2.9 2.9 - 5.7 5.7 Operating income 24.8 (4.6) 29.4 71.8 (9.1) 80.9 Operating income % 5.9% 7.0% 5.7% 6.5% Gain on the sale of route businesses, net (0.5) - (0.5) (1.4) - (1.4) Other expense/(income), net 0.1 - 0.1 (0.7) 0.2 (0.9) Interest expense, net 2.9 - 2.9 8.0 - 8.0 Earnings before taxes 22.3 (4.6) 26.9 65.9 (9.3) 75.2 Tax expense 6.6 (1.7) 8.3 22.2 (3.3) 25.5 Tax rate % 29.4% 30.6% 33.7% 33.9% Net income 15.7 (2.9) 18.6 43.7 (6.0) 49.7 Net income attributable to noncontrolling interests - - - 0.1 - 0.1 Net income attributable to Snyder's-Lance, Inc. 15.7$ (2.9)$ 18.6$ 43.6$ (6.0)$ 49.6$ Diluted shares 71.5 71.5 71.3 71.3 Diluted earnings per share 0.219$ (0.042)$ 0.260$ 0.612$ (0.084)$ 0.696$ Q3 2015 Nine Months 2015

Reconciliation of Non - GAAP Measures: 2014 Special Items in Millions, except EPS (Unaudited) Including Special Excluding Including Special Excluding Special Items Items Special Items Special Items Items Special Items Net revenue 409.3$ -$ 409.3$ 1,181.9$ -$ 1,181.9$ Cost of sales 266.1 0.2 265.9 760.6 0.9 759.7 Gross margin 143.2 (0.2) 143.4 421.3 (0.9) 422.2 Gross margin % 35.0% 35.0% 35.6% 35.7% SG&A 116.6 0.9 115.7 354.0 5.8 348.2 Operating income 26.6 (1.1) 27.7 67.3 (6.7) 74.0 Operating income % 6.5% 6.8% 5.7% 6.3% Impairment charges - - - 7.5 7.5 - Gain on the sale of route businesses, net - - - (1.4) - (1.4) Other expense, net 0.1 (0.1) 0.2 0.6 - 0.6 Interest expense, net 3.0 - 3.0 10.5 0.8 9.7 Earnings before taxes 23.5 (1.0) 24.5 50.1 (15.0) 65.1 Tax expense 9.8 1.7 8.1 17.8 (3.3) 21.1 Tax rate % 41.8% 33.1% 35.4% 32.3% Net income 13.7 (2.7) 16.4 32.3 (11.7) 44.0 Net income attributable to noncontrolling interests - - - - - - Net income attributable to Snyder's-Lance, Inc. 13.7$ (2.7)$ 16.4$ 32.3$ (11.7)$ 44.0$ Diluted shares 71.0 71.0 70.8 70.9 Diluted earnings per share 0.193$ (0.037)$ 0.230$ 0.456$ (0.164)$ 0.621$ Q3 2014 * Nine Months 2014 * * Amounts only include results from continuing operations

Reconciliation of Non - GAAP Measures: Operating Income in Millions, except EPS (Unaudited) 2015 2014 2015 2014 Earnings before taxes 22.3$ 23.5$ 65.9$ 50.1$ Interest expense, net 2.9 3.0 8.0 10.5 Other expense/(income), net 0.1 0.1 (0.7) 0.6 Gain on sale of route businesses, net (0.5) - (1.4) (1.4) Impairment charges - - - 7.5 Operating income 24.8 26.6 71.8 67.3 Special items included in operating income 4.6 1.1 9.1 6.7 Operating income excluding special items 29.4$ 27.7$ 80.9$ 74.0$ Net revenue 416.8$ 409.3$ 1,250.5$ 1,181.9$ Nine Months 6.5% 6.3% Operating income, excluding special items, as a % of net revenue 7.0% 6.8% Q3 * 2014 amounts only include results from continuing operations